Exhibit A

                                AIRPLANES Group
                          Report to Certificateholders
                   All numbers in US$ unless otherwise stated

          Payment Date: 17 May, 1999.
          Calculation Date: 11 May, 1999.
(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

----------------------------------------------------------------------------------------------------------
                                    Prior Balance        Deposits         Withdrawals     Balance on
                                                                                        Calculation Date
----------------------------------------------------------------------------------------------------------
                                       9-Apr-99                                             11-May-99

Lessee Funded Account                          0.00               0.00             (0.00)           0.00
Expense Account (note ii)              4,564,505.46      10,460,814.90    (10,571,815.59)   4,453,504.77
Collection Account (note iii)        222,505,140.17      39,862,548.52    (51,856,431.17) 210,511,257.52
---------------------------------------------------------------------------------------------------------
 -  Miscellaneous Reserve             40,000,000.00                                        40,000,000.00
 -  Maintenance Reserve               80,000,000.00                                        80,000,000.00
 -  Security Deposit                  51,548,721.00                                        50,648,709.00
 -  Other Collections
     (net of interim withdrawals)     50,956,419.17                                        39,862,548.52
---------------------------------------------------------------------------------------------------------
                                   ----------------------------------------------------------------------
Total                                227,069,645.63      50,323,363.42    (62,428,246.76) 214,964,762.29
---------------------------------------------------------------------------------------------------------

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
----------------------------------------------------------------------------------------------------
Balance on preceding Calculation Date (Apr 09,1999)                                    4,564,505.46
Transfer from Collection Account (previous Payment Date)                              10,435,494.54
Transfer from Collection Account (interim deposit)                                             0.00
Interest Earned during period                                                             25,320.36
Payments during period between prior
  Calculation Date and the relevant Calculation Date:
 - Payments on previous Payment Date                                                  (2,589,055.06)
 - Other payments                                                                     (7,982,760.53)
                                                                                   -----------------
Balance on relevant Calculation Date (May 11, 1999)                                    4,453,504.77
----------------------------------------------------------------------------------------------------

(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
----------------------------------------------------------------------------------------------------
Balance on preceding Calculation Date (Apr 09,1999)                                  222,505,140.17
Collections during period                                                             39,853,975.08
Swap receipts (previous Payment Date                                                       8,573.44
Transfer to Expense Account  (previous Payment Date)                                 (10,435,494.54)
Transfer to Expense Account  (interim withdrawal)
Net transfer to Lessee Funded Accounts
Aggregate Certificate Payments (previous Payment Date)                               (40,372,297.16)
Swap payments (previous Payment Date)                                                 (1,048,639.47)
                                                                                   -----------------
Balance on relevant Calculation Date (May 11, 1999)                                  210,511,257.52
----------------------------------------------------------------------------------------------------

                                AIRPLANES Group
                          Report to Certificateholders


(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

        =======================================================================
       ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
       Priority of Payments
     (i)Required Expense Amount                                  13,000,000.00
    (ii)a) Class A Interest                                      10,170,478.02
        b) Swap Payments                                            955,488.64
   (iii)First Collection Account Top-up                         120,000,000.00
    (iv)Minimum Hedge Payment                                             0.00
     (v)Class A Minimum Principal                                         0.00
    (vi)Class B Interest                                          1,569,211.03
   (vii)Class B Minimum Principal                                 1,201,853.86
  (viii)Class C Interest                                          2,489,315.63
    (ix)Class D Interest                                          3,625,000.00
     (x)Second Collection Account Top-up                         50,214,211.00
    (xi)Class A Principal Adjustment Amount                      11,739,204.11
   (xii)Class C Scheduled Principal                                       0.00
  (xiii)Class D Scheduled Principal                                       0.00
   (xiv)Modification Payments                                             0.00
    (xv)Soft Bullet Note Step-up Interest                                 0.00
   (xvi)Class E Minimum Interest                                          0.00
  (xvii)Supplemental Hedge Payment                                        0.00
 (xviii)Class B Supplemental Principal                                    0.00
   (xix)Class A Supplemental Principal                                    0.00
    (xx)Class D Outstanding Principal                                     0.00
   (xxi)Class C Outstanding Principal                                     0.00
  (xxii)Class E Supplemental Interest                                     0.00
 (xxiii)Class B Outstanding Principal                                     0.00
  (xxiv)Class A Outstanding Principal                                     0.00
   (xxv)Class E Accrued Unpaid Interest                                   0.00
  (xxvi)Class E Outstanding Principal                                     0.00
 (xxvii)Charitable Trust                                                  0.00
                                                           -------------------
 Total Payments with respect to Payment Date                    214,964,762.29
       Less Collection Account Top-Ups
        ((iii) and (x)above)                                   (170,214,211.00)
                                                           ===================
                                                                 44,750,551.29
                                                           ===================

        =======================================================================

                                AIRPLANES Group
                          Report to Certificateholders
                   All numbers in US$ unless otherwise stated


(iv) PAYMENT ON THE CERTIFICATES

-------------------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES                   A-4              A-6              A-7                A-8           Class B
     --------------------------
Applicable LIBOR                               4.92625%         4.92625%         4.92625%           4.92625%          4.92625%
Applicable Margin                              0.62000%         0.34000%         0.26000%           0.37500%          0.75000%
Applicable Interest Rate                       5.54625%         5.26625%         5.18625%           5.30125%          5.67625%
Interest Amount Payable                      986,000.00     3,350,422.46     2,535,500.00       3,298,555.56      1,569,211.03
Step Up Interest Amount                            0.00             0.00             0.00               0.00              0.00

Opening Principal Balance                200,000,000.00   715,732,308.84   550,000,000.00     700,000,000.00    311,008,572.70
Minimum Principal Payment Amount                   0.00             0.00             0.00               0.00      1,201,853.86
Adjusted Principal Payment Amount                  0.00    11,739,204.11             0.00               0.00              0.00
Supplemental Principal Payment Amount              0.00             0.00             0.00               0.00              0.00
Total Principal Distribution Amount                0.00    11,739,204.11             0.00               0.00      1,201,853.86
Redemption Amount
 - amount allocable to principal                   0.00             0.00             0.00               0.00              0.00
 - premium allocable to premium                    0.00             0.00             0.00               0.00              0.00
                                       ----------------------------------------------------------------------------------------
Outstanding Principal
  Balance (May 17,1999)                  200,000,000.00   703,993,104.73   550,000,000.00     700,000,000.00    309,806,718.84
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES                                   Class C          Class D
     Applicable Interest Rate                                  8.1500%         10.8750%
     Interest Amount Payable                              2,489,315.63     3,625,000.00

     Opening Principal Balance                          366,525,000.00   400,000,000.00
     Scheduled Principal Payment Amount                           0.00             0.00
     Redemption Amount
      - amount allocable to principal                             0.00             0.00
      - amount allocable to premium                               0.00             0.00
     Actual Pool Factor                                      0.9774000        1.0000000
                                                     -----------------------------------
     Outstanding Principal
       Balance (May 17,1999)                            366,525,000.00   400,000,000.00
----------------------------------------------------------------------------------------

Table of rescheduled Pool Factors                                  n/a              n/a
  in the event of a partial redemption

                                AIRPLANES Group
                          Report to Certificateholders
                   All numbers in US$ unless otherwise stated


(v) FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)

--------------------------------------------------------------------------------------------------------------------
                                      A-4              A-6              A-7                A-8           Class B
 Applicable LIBOR                   4.90250%         4.90250%         4.90250%           4.90250%          4.90250%
 Applicable Margin                  0.62000%         0.34000%         0.26000%           0.37500%          0.75000%
 Applicable Interest Rate           5.52250%         5.24250%         5.16250%           5.27750%          5.65250%
--------------------------------------------------------------------------------------------------------------------

(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

--------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES
                                      A-4              A-6              A-7                A-8           Class B

 Opening Principal Amount           2,000.00         7,157.32         5,500.00           7,000.00          3,110.09
 Total Principal Payments               0.00           117.39             0.00               0.00             12.02
                                   ---------------------------------------------------------------------------------
 Closing Outstanding
   Principal Balance                2,000.00         7,039.93         5,500.00           7,000.00          3,098.07

 Total Interest                         9.86            33.50            25.36              32.99             15.69
 Total Premium                          0.00             0.00             0.00               0.00              0.00
--------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES
                                             Class C           Class D

Opening Principal Amount                    3,665.25          4,000.00
Total Principal Payments                        0.00              0.00
                              -----------------------------------------
Outstanding Principal Balance               3,665.25          4,000.00

Total Interest                                 24.89             36.25
Total Premium                                   0.00              0.00
-----------------------------------------------------------------------